Exhibit 99.1

WAIVER AND THIRD AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT dated as of June 30, 2005 (this “Amendment”) is entered into among SIRVA RELOCATION CREDIT, LLC, as Seller, SIRVA RELOCATION LLC (“SIRVA Relo”) and EXECUTIVE RELOCATION CORPORATION (“Executive Relo”), as Servicers and Originators, GENERAL ELECTRIC CAPITAL CORPORATION, THE CIT GROUP/BUSINESS CREDIT, INC. and LASALLE BANK NATIONAL ASSOCIATION (“LaSalle”), as Purchasers, and LaSalle, as Agent (in such capacity, the “Agent”).

RECITALS

A.            The Seller, the Servicers, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Sale Agreement dated as of December 23, 2004 and amended as of March 31, 2005 and May 31, 2005 (as so amended, the “Receivables Sale Agreement”).

B.            The parties wish to amend the Receivables Sale Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Receivables Sale Agreement shall have the same meanings herein as in the Receivables Sale Agreement, as amended by this Amendment.

2.             Amendments to Receivables Sale Agreement.  The Receivables Sale Agreement is hereby amended as follows:

(a)           Definition of Applicable Base Margin.  The definition of “Applicable Base Margin” in Schedule I to the Receivables Sale Agreement is hereby amended and restated to read as follows:

“Applicable Base Margin” means (i) with respect to the period following the date of the First Amendment to but excluding the date of the Third Amendment, 1.25% with respect to the Prime Rate and 2.25% with respect to the Eurodollar Rate, (ii) with respect to the period from and including the date of the Third Amendment to and including September 30, 2005, 1.50% with respect to the Prime Rate and 2.50% with respect to the Eurodollar Rate, and (iii) at any time thereafter the percentage set forth below opposite the Consolidated Leverage Ratio most recently reported by Parent and its Subsidiaries under the SIRVA Credit Agreement, as such agreement is in effect on the date hereof; provided that if and for so long as such Consolidated Leverage Ratio has not been so reported, the Applicable Base Margin shall be as set forth in clause (i) above.

CONSOLIDATED LEVERAGE RATIO	PRIME	EURODOLLAR RATE
Greater than or equal to 2.75	1.25%	2.25%
greater than or equal to 1.75 and less than 2.75	1.00%	2.00%
less than 1.75	0.75%	1.75%

(b)           New Definition.  The following new definition is hereby added to Schedule I to the Receivables Sale Agreement, in the correct alphabetical spot:

“Third Amendment” means the Waiver and Third Amendment to Amended and Restated Receivable Sale Agreement, dated as of June 30, 2005, among the Seller, the Servicers, the Originators, the Agent and the Purchasers.

(c)           Revised Definition.  The definition of “Specified Adjustments” in Schedule I to the Receivables Sale Agreement is hereby amended and restated to read as follows:

“Specified Adjustments” means adjustments to the financial results of SIRVA, Inc. for the periods and in amounts materially similar to the amounts specified below, to be evidenced by restatements of SIRVA, Inc.’s financial statements to be made available to the Agent and the Purchasers no later than the fifth Business Day following September 30, 2005:

(a)           restatements that have the following effects on financial results from continuing operations:

(i)            pre-tax income from continuing operations for 2002 will be reduced by approximately $3,000,000;

(ii)           pre-tax income from continuing operations for 2003 will be reduced by approximately $5,000,000; and

(iii)          pre-tax income from continuing operations for the first nine months of 2004 will be reduced by approximately $17,000,000; and

(b)           pre-tax charges that relate to current events or changes in estimates that will be recorded in operating results for the quarter ended December 31, 2004, and are summarized as follows:

(i)            $7,000,000 related to the company’s decision to increase the loss reserves in its insurance business;

(ii)           $3,000,000 of fees associated with the expansion of the securitization facility for the company’s relocation-related receivables;

(iii)          $2,000,000 write-off of a European receivable related to a previous asset sale due to an obligor bankruptcy;

(iv)          $2,000,000 for restructuring and other charges related to the company’s European operations;

(v)           $2,000,000 of corporate charges related to certain severance agreements;

(vi)          $1,000,000 to impair certain non-insurance assets within SIRVA, Inc.’s Network Services segment that were divested in the first quarter of the 2005 fiscal year of SIRVA, Inc.; and

(vii)         $1,000,000 of miscellaneous items identified through SIRVA, Inc.’s year end review;

provided, however, that (x) except with respect to clause (b)(ii) above, such adjustments result primarily from SIRVA, Inc.’s insurance and European operations, and not the operations of a SIRVA Entity, (y) except as has been disclosed by the Servicers to the Purchasers in the supplement to the Fee Letter delivered in connection with the First Amendment, such adjustments do not result from (and are not alleged by any Governmental Authority or Responsible Person to have resulted from) fraud, misconduct or similar circumstances, and (z) such adjustments do not have a Material Adverse Effect.

3.             Limited Consents and Waivers.

(a)           Section 5.1(a)(i)(A) of the Receivables Sale Agreement requires delivery of unqualified audited consolidated financial statements of SIRVA, Inc. and its consolidated subsidiaries (the “2004 Audit”) no later than June 30, 2005.  Subject to Section 4 of this Amendment and subject to the representation and warranty in Section 6(vi) of this Amendment being true and correct, the Agent and the Purchasers agree that:

(i)            such financial statements for the fiscal year 2004 may be delayed until September 30, 2005 (the “Delivery Date”),

(ii)           the financial statements of SIRVA, Inc., Parent and NAVL required to be delivered under clauses (B), (C) and (D) of Section 5.1(a)(i) of the Receivables Sale Agreement may be delayed until the Delivery Date; and

(iii)          the Agent and the Purchasers hereby waive any Termination Event arising from the incorrectness of any of the representations and warranties made by the Seller, the Guarantors, the Originators, and the Servicers pursuant to any Transaction Document or in any certificate delivered pursuant to any Transaction Document with respect to any balance sheets, statements of income and cash flow, and any other financial information of SIRVA, Inc., Parent or NAVL heretofore delivered to the Agent and the Purchasers, to the extent that any such incorrectness of a representation and warranty relates to the Specified Adjustments.

(b)           The Agent and the Purchasers hereby consent to the execution and delivery of an amendment to the SIRVA Credit Agreement in the form attached hereto as Exhibit A (the “Credit Agreement Amendment”), provided that (i) no compensation shall be paid by the SIRVA Entities in connection with such amendment except as described in such Credit Agreement Amendment, and (ii) such amendment became effective prior to June 30, 2005.

4.             Reservation of Rights.  By press releases dated January 31, 2005, March 15, 2005, June 20, 2005 and June 22, 2005, SIRVA, Inc. announced various matters, including (i) a delay in the release of the 2004 Audit, (ii) anticipated adjustments to prior financial statements as a result of an ongoing review by its audit committee of SIRVA, Inc.’s financial reporting practices and related processes, and (iii) the existence of a formal investigation by the SEC of such practices and processes.  Notwithstanding the agreement of the Agent and the Purchasers to a delay in the delivery of the 2004 Audit and ongoing discussions between the Agent, the Purchasers and the Originators with respect to the matters described in the Press Releases, the Agent and the Purchasers have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(a)(iii) hereof, that are the subject of such review and investigation or any related matters.  The Agent and the Purchasers hereby expressly reserve all of their rights and remedies with respect to all of the foregoing, including all rights with respect to any related Termination Event that may have occurred and not been waived pursuant to Section 3(a)(iii) hereof.

5.             Representations and Warranties.  With respect to the Sale Agreement, the Seller and each Servicer, and with respect to the Purchase Agreement, the Originators hereby represent and warrant to the Agent and the Purchasers as follows:

(i)            Representations and Warranties.  The representations and warranties contained in Article IV of the Receivables Sale Agreement and Section 4 of the Purchase Agreement are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date and except for the matters to be corrected by the Specified Adjustments).

(ii)           Enforceability.  The execution and delivery by the Seller and each Servicer of this Amendment, and the performance by the Seller and each Servicer of this Amendment and the Receivables Sale Agreement, as amended hereby (the “Amended Agreement”), are within the corporate powers of the Seller and each Servicer and have been duly authorized by all necessary corporate or company action on the part of the Seller and each Servicer.  This Amendment and the Amended Agreement are valid and legally binding obligations of the Seller and each Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(iii)          No Potential Termination Event.  No Potential Termination Event that will not be cured by this Amendment becoming effective has occurred and is continuing.

(iv)          Specified Adjustments.  Except with respect to clause (b)(ii) of the definition of “Specified Adjustment”, the adjustments described in such definition result primarily from SIRVA, Inc.’s insurance and European operations, and not the operations of a SIRVA Entity; except as disclosed by the Servicers to the Purchasers in the supplement to the Fee Letter delivered in connection with the First Amendment, such adjustments do not result from (and are not alleged by any Governmental Authority or Responsible Person to have resulted from) fraud, misconduct or similar circumstances; and

the matters disclosed in the Press Releases and related matters will not have a Material Adverse Effect.

6.             Acknowledgment by Originators.  Each of SIRVA Relo and Executive Relo, in its capacity as an Originator, acknowledges and agrees to the terms of this Amendment, including without limitation Section 6 hereof.

7.             Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Receivables Sale Agreement shall remain in full force and effect; and the Seller and the Servicers confirm and reaffirm their obligations under the Amended Agreement and the other Transaction Documents.  Without limiting the foregoing, the Seller and the Originators confirm and reaffirm their obligation under Section 3 of the Fee Letter, and acknowledge that nothing in this Amendment shall limit the ability of the Agent and the Purchasers to require changes to the terms of the Transaction Documents as contemplated by such Section 3.  After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or otherwise referring to the Receivables Sale Agreement shall be deemed to be references to the Amended Agreement.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein.

8.             Effectiveness.  This Amendment shall become effective upon the date on which all of the following occur (the “Amendment Effective Date”):

(i)            receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Seller, the Servicers, the Originators, the Agent and the Purchasers and consented to by Parent and NAVL,

(ii)           receipt by the Agent of a fee equal to 0.10% of the Aggregate Commitment for the account of the Purchasers (proportionately according to their Commitment Percentages),

(iii)          receipt by the Agent of the following documents, each, in form and substance satisfactory to the Agent and the Purchasers, from JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement, a copy of the fully executed Credit Agreement Amendment.

9.             Headings; Counterparts.  Section Headings in this Amendment are for reference only and shall not affect the construction of this Amendment.  This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

10.           Cumulative Rights and Severability.  All rights and remedies of the Purchasers and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

11.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIRVA RELOCATION CREDIT, LLC, as Seller

By:	/s/ Douglas V. Gathany
Title:	President

SIRVA RELOCATION LLC, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Purchase Agreement to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Purchase Agreement is in full force and effect.

SIRVA RELOCATION LLC, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION,
as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Purchaser and Agent

By:	/s/ Marlee Zweigbaum
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Purchaser

By:	/s/ Mark Blankstein
Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Purchaser

By:	/s/ Mark Bohntinsky
Title:	Senior Vice President

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Amended and Restated Guaranty dated as of December 23, 2004, executed by the undersigned in favor of SIRVA Relocation Credit, LLC (the “Guaranty”).  The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Guaranty to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Guaranty is in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and consent as of the date first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Douglas V. Gathany
Title:	Treasurer

NORTH AMERICAN VAN LINES, INC.

By:	/s/ Douglas V. Gathany
Title:	Treasurer